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                                                                   EXHIBIT 10.12

                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                 PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24B-2
                           UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                                                                  EXECUTION COPY




                                FUNDING AGREEMENT

                                      AMONG

                        ELAN PHARMA INTERNATIONAL LIMITED


                                       AND


                        ELAN INTERNATIONAL SERVICES, LTD.


                                       AND


                           PHOTOGEN TECHNOLOGIES, INC.











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                                      INDEX


CLAUSE 1                SUBSEQUENT FUNDING

CLAUSE 2                TERMINATION

CLAUSE 3                GENERAL


                                        3

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FUNDING AGREEMENT made this 20th day of October, 1999

AMONG:

(1) ELAN PHARMA INTERNATIONAL LIMITED, a public limited company incorporated under the laws of Ireland, and having its registered office at WIL House, Shannon Business Park, County Clare, Ireland ("ELAN");

(2) ELAN INTERNATIONAL SERVICES, LTD., a exempted limited liability company incorporated under the laws of Bermuda, and having its registered office at Clarendon House, 2 Church St., Hamilton, Bermuda ("EIS"); and

(3) PHOTOGEN TECHNOLOGIES, INC. a corporation incorporated under the laws of Nevada and having its principal place of business at 7327 Oak Ridge Highway, Suite B, Knoxville, Tennessee 37931, United States of America ("PHOTOGEN").


RECITALS:

A. EIS and Photogen have formed a Bermuda exempted limited liability company to be known as Photogen Newco Ltd. ("NEWCO").

B. Elan is beneficially entitled to the use of certain patents which have been granted or are pending in relation to nanoparticulate medical diagnostic imaging agents.

C. Photogen is beneficially entitled to the use of certain patents that have been granted or are pending in relation to nanoparticulate medical diagnostic imaging agents.

D. As of the date hereof, Elan has entered into a license agreement with Newco, and Photogen has entered into a license agreement with Newco, in connection with the license to Newco of the Elan Intellectual Property and the Photogen Intellectual Property, respectively.

E. Elan and Photogen have agreed to co-operate in the research and development of a business for the research, development and commercialization of the Products based on their respective technologies.

F. As of the date hereof, Elan, EIS, Photogen and Newco have entered into a Subscription, Joint Development and Operating Agreement, dated as of the date hereof (the "JDOA") for the purpose of recording the terms and conditions of the research, development and commercialization and governing certain aspects of the affairs of and their dealings with Newco. The parties have agreed that capitalized terms when used in the Recitals hereto and in this Agreement shall bear the same meanings as ascribed to such terms in the JDOA.

                                       4
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                                    CLAUSE 1

                               SUBSEQUENT FUNDING

1.1 It is estimated that Newco will require an additional [****] to commence development of the Products based upon the Photogen Intellectual Property, the Elan Intellectual Property and/or the Newco Technology (the "SUBSEQUENT FUNDING"). Within 36 months of the Closing Date, EIS and Photogen may provide to Newco, by way of an unconditional contribution to Newco of surplus or such other funding mechanism or loan as may be agreed by EIS and Photogen up to an aggregate maximum amount of [****], such funding to be provided on a PRO RATA basis in accordance with their respective ownership interest in Newco taking into account the non-voting preferred stock of Newco held by EIS (i.e., initially, 80.1% by Photogen and 19.9% by EIS).

1.2 The Subsequent Funding shall be provided by EIS and Photogen, each in its sole discretion, at such times that shall be necessary for the development of the Products as provided in the Business Plan or as otherwise approved by the Newco Directors, including the EIS Director (or after the Exchange Right by a majority of the EIS Directors). The Subsequent Funding shall be funded on the following terms:

         1.2.1 The minimum amount of each disbursement of the Subsequent Funding shall be U.S.$[****] (except in the event that an amount less than U.S.$[****] remains available for funding, in which case such lesser amount may be funded), allocated between EIS and Photogen as provided in Section 1.1 above;

         1.2.2 There shall be no Event of Default (as defined in the Note) under the Note on the date of the Subsequent Funding (except to the extent that any Event of Default has been waived by
                  EIS);

         1.2.3 Such funding shall be provided in accordance with the Business Plan and the Research and Development Plan or as otherwise approved by the Newco Board of Directors (including at least one Newco Director designated by EIS and all of the Newco Directors designated by Photogen); and

         1.2.4 Such funding shall be subject to the receipt by Elan or EIS of any required approvals under the Mergers and Takeovers (Control) Acts 1978-1996 (the "IRISH MERGERS ACT").

         1.2.5    Photogen's share of all or part of the Subsequent
                  Funding may, at its option, be provided under the Note or out of its own funds.

----------------


[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES

                                      5
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       EXCHANGE ACT OF 1934, AS AMENDED.



                                      6
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1.3      In the event that Elan or EIS is unable to obtain approval under the Irish Mergers Act within three months after a determination of the necessity of such funding by the Newco Directors, the parties hereto shall work together in good faith, each in its sole discretion, to agree on an alternative funding mechanism. If any party hereto is unable to make its required funding contribution the other party's funding contribution shall be correspondingly suspended.

1.4 Each request for Subsequent Funding shall be delivered from the Management Committee to each of the Stockholders upon 15 business days' prior written notice, which notice shall set forth:

         (i)      the amount of the Subsequent Funding requested;

         (ii) the date requested to fund such amount (which with respect to Photogen, shall not be a date earlier than Photogen receives a disbursement under the Note to permit funding of its share of the Subsequent Funding, if applicable); and

         (iii) a reasonably detailed narrative and summary of the uses and application thereof.

                                    CLAUSE 2

                                   TERMINATION

2.1 This Agreement shall govern the funding methodology of EIS and Photogen with respect to Newco until terminated by written agreement of all Parties hereto.


                                    CLAUSE 3

                                     GENERAL

3.1      GOOD FAITH:

         Each of the Parties hereto acknowledges that funding hereunder shall be undertaken only at the discretion, subject to the foregoing, of each funding party and undertakes with the others to do all things reasonably within its power that are necessary or desirable to give effect to the spirit and intent of this Agreement.

3.2      FURTHER ASSURANCE:

         At the request of any of the Parties, the other Party or Parties shall (and shall use reasonable efforts to procure that any other necessary parties shall) execute and perform

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         all such documents, acts and things as may reasonably be required subsequent to the signing of this Agreement for assuring to or vesting in the requesting Party the full benefit of the terms hereof.

3.3      RELIANCE ON REPRESENTATIONS AND WARRANTIES:

         Each of the Parties hereto hereby acknowledges that in entering into this Agreement it has not relied on any representation or warranty except as expressly set forth herein or in any document referred to herein.

3.4      FORCE MAJEURE:

         Neither Party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay is caused by or results from causes beyond its reasonable control, including without limitation, acts of God, fires, strikes, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances or intervention of any relevant government authority, but any such delay or failure shall be remedied by such Party as soon as practicable.

3.5      RELATIONSHIP OF THE PARTIES:

         Nothing contained in this Agreement is intended or is to be construed to constitute Elan or EIS, on one hand, and Photogen, on the other hand, as partners, or Elan or EIS as an employee or agent of Photogen, or Photogen as an employee or agent of Elan or EIS.

         No Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of another Party or to bind another Party to any contract, agreement or undertaking with any third Party.

3.6      COUNTERPARTS:

         This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this Agreement.

3.7      NOTICES:

         Any notice to be given under this Agreement shall be sent in writing by registered or recorded delivery post or reputable overnight courier such as Federal Express or telecopied to:

         Elan at:

         Lincoln House, Lincoln Place, Dublin 2
         Ireland

                                      8
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         Attention:  Vice President & General Counsel
         Elan Pharmaceutical Technologies,
         a division of Elan Corporation, plc
         Telephone:        353-1-709-4000
         Fax:              353-1-709-4124


         EIS at:

         Elan International Services, Ltd.
         102 St. James Court
         Flatts, Smiths FL04
         Bermuda
         Attention:  President
         Telephone:        441-292-9169
         Fax:              441-292-2224

         with a copy to:

         Brock Silverstein LLC
         800 Third Avenue, 21st Floor
         New York, NY 10022
         Attention:  David Robbins, Esq.
         Telephone         212-371-2000
         Fax:              212-371-5500

         Photogen at:

         7327 Oak Ridge Highway, Suite B
         Knoxville, Tennessee  37931
         Attention:  Chief Executive Officer
         Telephone:        423-769-4012
         Facsimile:        423-769-4013

         with a copy to:

         Grippo & Elden
         Suite 3600
         227 West Monroe Street
         Chicago, IL  60606
         Attn: Theodore Grippo, Esq.
         Telephone: (312) 704-7733
         Facsimile: 312-558-1195

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         or to such other address(es) as may from time to time be notified by any Party to the others hereunder.

         Any notice sent by mail shall be deemed to have been delivered within three working days after dispatch or delivery to the relevant courier and any notice sent by telecopy shall be deemed to have been delivered upon confirmation of receipt by telephone. Notices of change of address shall be effective upon receipt.

3.8      GOVERNING LAW:

         This Agreement shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to principles thereof relating to conflicts of laws. Any dispute hereunder shall be resolved in a forum set forth in the Securities Purchase Agreement.

3.9      SEVERABILITY:

         If any provision in this Agreement is agreed by the Parties to be, deemed to be or is or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto, such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

3.10     AMENDMENTS:

         No amendment, modification or addition hereto shall be effective or binding on any Party unless set forth in writing and executed by a duly authorized representative of all Parties after the date hereof.

3.11     WAIVER:

         No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

3.12     ASSIGNMENT:

         None of the Parties shall be permitted to assign its rights or obligations hereunder without the prior written consent of the other Parties except as follows:

          3.12.1 Elan, EIS and/or Photogen shall have the right to assign their rights and

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                   obligations hereunder to their Affiliates provided, however, that such assignment does not result in adverse tax consequences for any other Parties.

         3.12.2 Elan and EIS shall have the right to assign their rights and obligations hereunder to a special purpose financing or similar vehicle established by Elan or EIS.

         2.11.3 Elan, EIS and/or Photogen shall have the right to assign or otherwise transfer their rights and obligations hereunder in connection with a sale of all or substantially all of the assets of such Party to which the Transaction Documents relate, whether by merger, sale of stock, sale of assets or otherwise.

         2.11.4 Notwithstanding the above, if an assignment takes place, the assignor shall continue to be liable for its rights and obligations hereunder.

3.13     WHOLE AGREEMENT/NO EFFECT ON OTHER AGREEMENTS:

         This Agreement and the other Transaction Documents set forth all of the agreements and understandings between the Parties with respect to the subject matter hereof, and supersedes and terminates all prior agreements and understandings between the Parties with respect to the subject matter hereof. There are no agreements or understandings with respect to the subject matter hereof, either oral or written, between the Parties other than as set forth in this Agreement and the other Transaction Documents.

         No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between any of the Parties unless specifically referred to, and solely to the extent provided herein. In the event of a conflict between the provisions of this Agreement and the provisions of the License Agreements, the terms of this Agreement shall prevail unless this Agreement specifically provide otherwise.

3.14     SUCCESSORS:

         This Agreement shall be binding upon and inure to the benefit of the Parties hereto, their successors and permitted assigns.

                             [Signature Page Follows]


                                      11
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                  IN WITNESS WHEREOF, the Parties hereto have executed this
Funding Agreement on the day first set forth above.

                                     SIGNED

                                     BY:          /s/ Kevin Insley
                                          -------------------------------------

                                     for and on behalf of
ELAN PHARMA INTERNATIONAL LIMITED

in the presence of:       /s/
                    ----------------


                                     SIGNED

                                     BY:          /s/ Kevin Insley
                                          -------------------------------------

                                     for and on behalf of
                                     ELAN INTERNATIONAL SERVICES, LTD.

in the presence of:       /s/
                    -----------------


                                     SIGNED

                                     BY:          /s/ John Smolik
                                         -------------------------------------

                                     for and on behalf of
                                     PHOTOGEN TECHNOLOGIES, INC.

in the presence of:       /s/
                    -----------------